UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00248
                 ---------------------------------------------

                            THE ADAMS EXPRESS COMPANY

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                          The Adams Express Company
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2004

Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

                               2004 AT A GLANCE
--------------------------------------------------------------------------------


The Company

.. a closed-end equity investment company
.. objectives: preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover

Stock Data (12/31/04)

                         NYSE Symbol.............. ADX
                         Market Price.......... $13.12
                         52-Week Range $12.06 - $13.91
                         Discount............... 12.8%
                         Shares Outstanding 86,135,292

Summary Financial Information

                                                  Year Ended December 31
                                                       2004           2003
     ---------------------------------------------------------------------

     Net asset value per share               $        15.04 $        14.36
     Total net assets                         1,295,548,900  1,218,862,456
     Unrealized appreciation                    343,670,412    282,112,491
     Net investment income                       19,008,405     15,613,355
     Total realized gain                         54,713,903     49,120,443
     Total return (based on market value)             13.2%          25.2%
     Total return (based on net asset value)          12.1%          26.3%
     Expense ratio                                    0.43%          0.47%

     ---------------------------------------------------------------------

2004 Dividends and Distributions

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------

             March 1, 2004        $0.01    Long-term capital gain
             March 1, 2004         0.01    Short-term capital gain
             March 1, 2004         0.03    Investment income
             June 1, 2004          0.05    Investment income
             September 1, 2004     0.05    Investment income
             December 27, 2004     0.63    Long-term capital gain
             December 27, 2004     0.01    Short-term capital gain
             December 27, 2004     0.11    Investment income

             -----------------------------------------------------
                                  $0.90

             -----------------------------------------------------

2005 Annual Meeting of Stockholders

Location: The Radisson Hotel at Cross Keys, Baltimore, Maryland
Date: April 27, 2005
Time: 9:30 a.m.


                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------



  Ten Largest Portfolio Holdings (12/31/04)

                                           Market Value % of Net Assets
                                           ------------ ---------------
        General Electric Co.               $ 54,301,050       4.2
        Petroleum & Resources Corporation*   51,198,990       4.0
        American International Group, Inc.   48,508,788       3.8
        AMBAC Financial Group, Inc.          31,209,400       2.4
        Pfizer Inc.                          30,116,800       2.3
        Wells Fargo & Co.                    24,860,000       1.9
        Target Corp.                         23,887,800       1.8
        Cisco Systems, Inc.                  23,160,000       1.8
        PepsiCo, Inc.                        22,968,000       1.8
        Aqua America, Inc.                   22,131,000       1.7
                                           ------------      ----
          Total                            $332,341,828      25.7%
        ---------------------------------------------------------------

  *Non-controlled affiliate


  Sector Weightings (12/31/04)

                                    [CHART]





                                                                             1

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    Value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1990   $ 9,391     $   682       $  399    $10,472  $11,942
           1991    12,097       1,719          916     14,732   15,666
           1992    12,733       2,738        1,329     16,800   17,203
           1993    11,380       3,439        1,518     16,337   18,079
           1994     9,948       4,018        1,753     15,719   18,093
           1995    11,775       5,927        2,617     20,319   23,468
           1996    12,574       7,688        3,386     23,648   28,377
           1997    15,399      11,271        4,773     31,443   37,070
           1998    16,951      14,674        5,862     37,487   45,809
           1999    21,368      21,596        8,006     50,970   61,164
           2000    20,055      23,850        7,944     51,849   58,565
           2001    13,580      19,570        5,912     39,062   44,089
           2002    10,094      16,076        4,832     31,002   35,548
           2003    11,852      20,749        6,193     38,794   44,889
           2004    12,530      23,985        7,372     43,887   50,309

                          Illustration of an assumed
                         15 year investment of $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1990-2004. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                    [CHART]



2

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------



Each year at this time we share with you our perspective on the past year. In addition, we discuss what the new year might hold for the economy, equity markets in general, and your Fund.

The Year in Review
We are pleased to report that the Fund had a total return on net asset value of 12.1% for the year, compared to the 10.9% return of the Standard & Poor's 500 Index and the 5.3% return of the Dow Jones Industrial Average. In what proved to be a difficult year for equities, the broad diversification of the Fund and its emphasis on relatively low risk, dividend-paying stocks was responsible for the index-beating performance.

The equity markets were quite volatile during the year, as they were strongly influenced by a number of factors. As a result, by the end of the third quarter the indices were approximately where they started the year. One of the largest factors impacting the markets was the price of oil, which spiked several times and reached a high of $55.17 in October. Investor concern over the effect of energy prices on economic growth resulted in heavy selling and a market decline each time the oil price rose sharply.

A second factor influencing the markets was the action taken by the Federal Reserve in the second half of the year. Concerned about the absolute level of interest rates and some early signs of inflationary pressures, the Fed raised the Fed Funds rate five times, taking it from 1%, the lowest it had been in over 40 years, to 2.25%. The Fed further indicated that it would continue to raise the rate until there was evidence of a balance between monetary stimulus and inflation. The markets initially reacted negatively as expectations of higher rates were incorporated in valuations. As the second half progressed, inflation remained tame and the economy continued to grow at a solid pace, so investors began to view the rate moves as healthy. By raising rates during a period of good growth and modest inflation, the Fed was giving itself room to lower rates should the economy show signs of weakening.

Other factors weighing on the markets included the apparent deterioration of the situation in Iraq and the U.S. Presidential election. The cost of supporting the Iraqi interim government in dollars and lives mounted steadily, with no end in sight, as the year wore on. The strongly opposing views of the Presidential candidates insured a tough election battle and a close race. Fortunately, there was a clear winner in the end, rather than the predicament that occurred in 2000. The pro-business views of the eventual winner, Mr. Bush, were reflected in the market rally in the final two months of the year.

After ten months of volatility but essentially no upward movement, the 9% increase in the S&P 500 Index in November and December was indicative of investor confidence in the outlook. The full year return on the Index of 10.9% was less than half that of the prior year, but more in line with long-term averages. As might be expected, energy stocks were the best performers, with a return of 31.5%, and utilities and telecommunications services companies also turned in strong performances, providing returns of 20% or better. After stellar returns in 2003, technology stocks were poor performers in 2004 with a 2.6% return, while health care stocks were the weakest with a 1.7% return.

Our sector results were mixed in 2004. We maintained an overweight position relative to the S&P 500 Index in energy, industrial, health care, and utility stocks, and we outperformed the Index sector in health care and were even in the industrials. Our reductions in holdings of large pharmaceutical companies in 2003 in favor of health care equipment and services companies worked well for the Fund in 2004 as the drug companies endured a lot of adverse publicity. Our portfolio did not have sufficient exposure to oil service stocks to beat the Index in energy and we have avoided nuclear utilities, which were the best-performing names in the utility sector. We were underweighted in consumer, financial, and technology stocks, in part due to early sales, and outperformed the Index in all of them. This combination enabled the Fund to generate a 12.1% return and beat the Index by 120 basis points or 11.0%.

Within the Index, the stocks of smaller to medium capitalization (less than $14 billion) companies performed better than those of the largest capitalization (greater than $25 billion) companies. This was also the case in 2003, as investors gravitated to the stocks of companies with the greatest leverage to economic growth. Part of the outperformance of the Adams Express portfolio relative to the S&P 500 Index is explained by the fact that only 44% of the Fund falls in the largest capitalization group whereas 66% of the value of the Index is in that group. It should be noted, though, that only 70% of our portfolio is represented in the Index at all and several of our holdings not included in the Index would fall in the largest capitalization group.

Interestingly, the stocks with the highest beta, or volatility relative to the market, did far worse than lower-beta stocks. While investors wanted better returns, they appeared unwilling to take added risks to obtain them. Consequently, our focus on lower-risk stocks, characterized by low betas, boosted our returns in 2004. The relative performance of higher- and lower-yielding stocks also showed investors' tendency to avoid risk, as stocks with higher yields had returns almost twice

                                                                             3

                      LETTER TO STOCKHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


those with lower yields. With our emphasis on the generation of income, we benefited from the better performance of higher-dividend-paying stocks during the year. The opposite was the case in 2003, despite the favorable change in tax laws enacted that year related to dividends.

Investment Results
At the end of 2004 our net assets were $1,295,548,900 or $15.04 per share on 86,135,292 shares outstanding. This compares with $1,218,862,456 or $14.36 per share on 84,886,412 shares outstanding a year earlier.

Net investment income for 2004 was $19,008,405 compared to $15,613,355 for 2003. These earnings are equal to $0.23 and $0.19 per share, respectively, on the average number of shares outstanding throughout each year. It should be noted that in 2004 we received $2,400,000, or 3 cents per share, in an extraordinary dividend from Microsoft Corp. This accounted for a significant portion of the increase in income from a year ago. As Microsoft is not expected to repeat such a payment in 2005, shareholders should not expect to see a similar increase in earnings per share in 2005. In 2004, our 0.43% expense ratio (expenses to average net assets) was once again at a very low level compared to the industry. This ratio was not impacted by the Microsoft dividend.

Net realized gains amounted to $54,713,903 during the year, while the unrealized appreciation on investments increased from $282,112,491 at December 31, 2003 to $343,670,412 at year end.

Dividends and Distributions
The total dividends and distributions paid in 2004 were $0.90 per share compared to $0.78 in 2003. As announced on November 11, 2004, a year-end distribution consisting of investment income of $0.11 and capital gains of $0.64 was made on December 27, 2004, both realized and taxable in 2004. On January 13, 2005, an additional distribution of $0.05 per share was declared payable March 1, 2005, representing the balance of undistributed net investment income and capital gains earned during 2004 and an initial distribution from 2005 net investment income, all taxable to shareholders in 2005.

Outlook for 2005
With a relatively lackluster holiday selling season on the consumer side and no year-end surge in capital spending in the industrial sector, it appears that the final quarter of 2004 will show annualized U.S. real economic growth of about 3.5% over the third quarter and real GDP for the year of about 3.6%. Most economists agree that this represents a level of growth that should be sustainable for an extended period of time, barring exogenous factors. We believe, however, that there are a number of factors which are likely to dampen growth in 2005 from this level.

First among these factors is the probable continued high cost of energy for consumers and businesses. Early indications are that OPEC members are generally in favor of crude oil prices of $35 per barrel or more. As the only producers with any spare capacity, these nations will be able to control supply to international markets. Worldwide demand for oil, having grown over 3% in 2004 as a result of strong economies, particularly in China and India, is unlikely to slow much in 2005. We can therefore expect that prices will average between $35 and $40 per barrel, with probable spikes to higher levels.

The second factor that may impede growth is likely to be periodic increases in short-term interest rates. The Federal Reserve has made it relatively clear that it will continue to take action to drive up interest rates in 2005. With the Federal Funds rate currently 2.25% and an apparent Fed target of 3-4%, we can expect four or five increases to occur during the year. This would serve to dampen the financing of receivables and inventory at businesses. The spread between short and long-term interest rates is quite wide at this point, so we do not expect much increase in longer rates as the spread is allowed to narrow to a more normal range. Therefore, capital spending should not be impacted significantly by the rise in short-term rates. With capacity utilization in manufacturing industries running between 77% and 80%, one would expect companies to be planning and purchasing equipment for expansion in 2005 unless they anticipate a dramatic slowing in economic growth. While companies do not appear to anticipate this, purchasing managers did not choose to take advantage of the beneficial depreciation rules which expired in 2004, so they may not be expecting capacity to tighten further this year.

The amount of U.S. government spending during the year will also have an effect on the growth of the economy. After a budget deficit of nearly $500 billion in fiscal 2004, the Bush administration has been working to reduce the size of the deficit for 2005 and beyond by cutting the budget where possible. This is likely to cut into spending for defense, highways, and agriculture, among others. While not a large part of the economy, government spending tends to have multiplier effects across numerous industries.

The strength of the dollar and the U.S. trade deficit also have a bearing on economic growth. The dollar has been declining since early 2002 and the government does not seem inclined to take measures to halt the slide. Despite the decline, the deficit in trade has not diminished significantly, as U.S. consumers continue to buy foreign goods at higher and higher prices. Nor has it enabled U.S. companies to raise their prices

4

                      LETTER TO STOCKHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


on similar goods. To date the trade deficit has been funded through the purchase of U.S. debt by the counterparty countries, notably China, but they may discontinue this should the dollar continue to fall. Any such slowdown in a willingness to accept dollars would first impact government debt markets, but would reverberate throughout all financial markets.

These and other factors will exert varying levels of influence on the performance of the economy in 2005, in turn impacting corporate earnings and the equity markets. Our belief is that the growth of the economy will moderate further from 2004's 3.6% level, to about 3% in 2005. The operating earnings of companies in the S&P 500, after experiencing an increase of 18% in 2003 and likely growth of about 19% in 2004, will probably only be up in single digits in 2005. On a fundamental basis, slower growth in earnings would translate into a more modest rise in stock prices, especially if there is any downward movement in the price/earnings ratio, which often happens in the later stages of an economic cycle. Thus, we are not looking for returns to exceed those of 2004.

With the Adams Express portfolio broadly diversified across industry sectors, as noted in the chart on page 1, we would expect to generate reasonable returns in 2005. The stock market has generated double-digit returns, well above long-term averages, for the last two years. We expect that returns in 2005 will not be as great, given the current stage of the economic cycle. As previously discussed, we have been emphasizing lower-risk, dividend-paying stocks for some time. Investors in general are expected to continue to reduce the relative risk in their portfolios and focus more on income generation, the result being that those stocks and our portfolio should perform better than the market. We have taken steps to reduce the investments in the portfolio which perform best in the early part of an economic cycle, chiefly industrials, and those which are most sensitive to rising interest rates, especially smaller banks. The long-term outlook reflected in our investment portfolio does not dictate that we make wholesale changes in order to anticipate normal economic fluctuations. The amount of cash and short-term investments stood at 2.6% of net assets at year end, compared to 3.9% one year ago.

Share Repurchase Program
On December 9, 2004, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can be repurchased when the discount of the market price of the shares from the net asset value is 10% or greater.

From the beginning of 2005 through January 20, 2005, a total of 257,500 shares have been repurchased at a total cost of $3,333,750 and a weighted average discount from net asset value of 11.9%.

The proxy statement for the Annual Meeting of Stockholders to be held in Baltimore, Maryland on April 27, 2005, is expected to be mailed on or about March 15, 2005.

By order of the Board of Directors,

             /s/ Douglas G.Ober         /s/ Joseph M. Truta
             Douglas G. Ober,           Joseph M. Truta,

             Chairman and Chief         President
             Executive Officer

January 21, 2005

                                                                             5

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2004


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $885,230,183)                                                   $1,205,833,311
  Non-controlled affiliate, Petroleum & Resources Corporation
    (cost $27,963,162)                                                        51,198,990
  Short-term investments (cost $33,913,453)                                   33,913,453
  Securities lending collateral (cost $60,243,741)                            60,243,741 $1,351,189,495
-----------------------------------------------------------------------------------------
Cash                                                                                            214,825
Dividends and interest receivable                                                             1,349,652
Prepaid pension cost                                                                          5,642,052
Prepaid expenses and other assets                                                             1,542,899
-------------------------------------------------------------------------------------------------------
      Total Assets                                                                        1,359,938,923
-------------------------------------------------------------------------------------------------------

Liabilities
Open written option contracts at value (proceeds $654,431)                                      822,975
Obligations to return securities lending collateral                                          60,243,741
Accrued expenses and other liabilities                                                        3,323,307
-------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                      64,390,023
-------------------------------------------------------------------------------------------------------
      Net Assets                                                                         $1,295,548,900
-------------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $1.00 per share, authorized 150,000,000 shares;
  issued and outstanding 86,135,292 shares                                               $   86,135,292
Additional capital surplus                                                                  859,365,727
Undistributed net investment income                                                           5,038,545
Undistributed net realized gain on investments                                                1,338,924
Unrealized appreciation on investments                                                      343,670,412
-------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                              $1,295,548,900
-------------------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                                  $15.04
-------------------------------------------------------------------------------------------------------

*See schedule of investments on pages 13 through 16.

The accompanying notes are an integral part of the financial statements.

6

Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                    $ 22,751,240
      From non-controlled affiliate                                     913,558
    Interest and other income                                           678,988
-------------------------------------------------------------------------------
        Total income                                                 24,343,786
-------------------------------------------------------------------------------
  Expenses:
    Investment research                                               2,342,204
    Administration and operations                                     1,138,258
    Directors' fees                                                     273,875
    Reports and stockholder communications                              328,839
    Transfer agent, registrar and custodian expenses                    346,468
    Auditing and accounting services                                    112,015
    Legal services                                                      146,161
    Occupancy and other office expenses                                 320,770
    Travel, telephone and postage                                       100,049
    Other                                                               226,742
-------------------------------------------------------------------------------
        Total expenses                                                5,335,381
-------------------------------------------------------------------------------
        Net Investment Income                                        19,008,405
-------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                         53,005,946
  Net realized gain distributed by regulated investment company
    (non-controlled affiliate)                                        1,707,957
  Change in unrealized appreciation on investments                   61,557,921
-------------------------------------------------------------------------------
        Net Gain on Investments                                     116,271,824
-------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $135,280,229
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                             7

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                         For the Year Ended
                                                                   ------------------------------
                                                                    Dec. 31, 2004   Dec. 31, 2003
--------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                            $   19,008,405  $   15,613,355
  Net realized gain on investments                                     54,713,903      49,120,443
  Change in unrealized appreciation on investments                     61,557,921     187,524,953
--------------------------------------------------------------------------------------------------
        Change in net assets resulting from operations                135,280,229     252,258,751
--------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                               (20,157,724)    (14,099,163)
  Net realized gain from investment transactions                      (55,099,990)    (50,229,205)
--------------------------------------------------------------------------------------------------
        Decrease in net assets from distributions                     (75,257,714)    (64,328,368)
--------------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions                   35,690,590      32,667,930
  Cost of shares purchased (note 4)                                   (19,026,661)    (26,545,949)
--------------------------------------------------------------------------------------------------
        Change in net assets from capital share transactions           16,663,929       6,121,981
--------------------------------------------------------------------------------------------------
        Total Increase in Net Assets                                   76,686,444     194,052,364

Net Assets:
  Beginning of year                                                 1,218,862,456   1,024,810,092
--------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $5,038,545 and $6,386,461, respectively)             $1,295,548,900  $1,218,862,456
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

8

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2004 was $1,006,863,288, and net unrealized appreciation aggregated $344,326,207, of which the related gross unrealized appreciation and depreciation were $460,886,167 and $116,559,960, respectively. As of December 31, 2004, the tax basis of distributable earnings was $2,660,113 of undistributed ordinary income and $0 of undistributed long-term capital gain.

Distributions paid by the Company during the year ended December 31, 2004 were classified as ordinary income of $22,205,063, and long-term capital gain of $53,052,651. In comparison, distributions paid by the Company during the year ended December 31, 2003 were classified as ordinary income of $17,389,281, and long-term capital gain of $46,939,087. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

The Company's investment decisions are made by a committee, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2004 were $161,361,633 and $187,414,341, respectively. Options may be written (sold) or purchased by the Company. The Company, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2004 can be found on page 17.

Transactions in written covered call and collateralized put options during the year ended December 31, 2004 were as follows:

                                 Covered Calls      Collateralized Puts
                              -------------------  --------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ----------
        Options outstanding,
         December 31, 2003      1,850   $ 229,289    3,100   $  385,022
        Options written         8,815     954,922   10,015    1,114,010
        Options purchased                            1,500      176,595
        Options terminated in
         closing purchase
         transactions          (1,300)   (143,465)  (3,107)    (364,867)
        Options expired        (4,115)   (439,777)  (8,403)    (996,125)
        Options exercised      (1,650)   (214,620)    (450)     (46,553)
        ----------------------------------------------------------------
        Options outstanding,
         December 31, 2004      3,600   $ 386,349    2,655   $  268,082
        ----------------------------------------------------------------

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares without par value.

On December 27, 2003, the Company issued 2,702,062 shares of its Common Stock at a price of $12.09 per share (the average market price on December 8, 2003) to stockholders of record November 24, 2003 who elected to take stock in payment of the distribution from 2003 capital gain and investment income.

On December 27, 2004, the Company issued 2,745,430 shares of its Common Stock at a price of $13.00 per share (the average market price on December 13, 2004) to stockholders of record November 23, 2004 who elected to take stock in payment of the distribution from 2004 capital gain and investment income.

                                                                             9

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2004 and 2003 were as follows:

                                  Shares                    Amount
                          ----------------------  --------------------------
                             2004        2003         2004          2003
                          ----------  ----------  ------------  ------------
   Shares issued in
    payment of
    distributions          2,745,430   2,702,062  $ 35,690,590  $ 32,667,930
   Shares purchased (at a
    weighted average
    discount from net
    asset value of 13.0%
    and 11.2%,
    respectively)         (1,496,550) (2,351,900)  (19,026,661)  (26,545,949)
   --------------------------------------------------------------------------
   Net change              1,248,880     350,162  $ 16,663,929  $  6,121,981
   --------------------------------------------------------------------------

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2004, there were 229,364 options outstanding with a weighted average exercise price of $12.07 per share. During 2004, the Company granted options, including stock appreciation rights, for 62,067 shares of Common Stock with an original weighted average exercise price of $12.57 per share. During the year, stock appreciation rights relating to 8,134 stock option shares were exercised at a weighted average market price of $13.05 per share and the stock options relating to these rights which had a weighted average exercise price of $3.79 per share were cancelled. At December 31, 2004, there were outstanding exercisable options to purchase 119,283 common shares at $3.15-$17.77 per share (weighted average price of $12.38), and unexercisable options to purchase 164,014 common shares at $4.74-$17.77 per share (weighted average price of $11.31). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 6.00 years and 6.82 years, respectively. Total compensation expense recognized in 2004 related to the stock option and stock appreciation rights plan was $275,601. At December 31, 2004, there were 1,180,685 shares available for future option grants.

In December 2004, the Financial Accounting Standards Board revised the Statement of Financial Accounting Standards No. 123, Share-Based Payment which establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. Currently, the Company recognizes compensation cost for a stock option award over the award's vesting period. The revised FAS 123 is effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Company is currently evaluating the impact it will have on its operations and financial statements.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan and a non-contributory nonqualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment.

The Company uses a December 31 measurement date for its plans.

                                                      2004         2003
                                                   ----------  -----------
    Change in benefit obligation
    Benefit obligation at beginning of year        $7,343,955  $ 7,599,183
    Service cost                                      307,074      245,148
    Interest cost                                     451,715      476,892
    Actuarial loss                                    508,456      524,055
    Benefits paid                                    (261,880)  (1,501,323)
    -----------------------------------------------------------------------
    Benefit obligation at end of year              $8,349,320  $ 7,343,955
    -----------------------------------------------------------------------

    Change in plan assets
    Fair value of plan assets at beginning of year $9,442,594  $ 9,649,491
    Actual return on plan assets                      777,347    1,275,582
    Employer contribution                              18,844       18,844
    Benefits paid                                    (261,880)  (1,501,323)
    -----------------------------------------------------------------------
    Fair value of plan assets at end of year       $9,976,905  $ 9,442,594
    -----------------------------------------------------------------------

    Funded status                                  $1,627,585  $ 2,098,639
    Unrecognized net loss                           1,542,040    1,177,291
    Unrecognized prior service cost                   503,135      631,112
    -----------------------------------------------------------------------
    Net amount recognized                          $3,672,760  $ 3,907,042
    -----------------------------------------------------------------------

10

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


                Amounts recognized in the statement of assets and liabilities consist of:

                                            2004         2003
                                        -----------  -----------
                Prepaid pension cost    $ 5,642,052  $ 5,757,045
                Accrued pension cost     (1,969,292)  (1,850,003)
                -------------------------------------------------
                Net amount recognized   $ 3,672,760  $ 3,907,042
                -------------------------------------------------

The accumulated benefit obligation for all defined benefit pension plans was $6,710,981 and $5,810,411 at December 31, 2004 and 2003, respectively.

                                                   2004        2003
                                                ---------  -----------
        Components of net periodic pension cost
        Service cost                            $ 307,074  $   245,148
        Interest cost                             451,715      476,892
        Actual return on plan assets             (777,347)  (1,275,582)
        Amortization of prior service cost        127,977      169,524
        Amortization of net loss                  113,201      162,272
        Deferred asset gain                        30,506      555,370
        ---------------------------------------------------------------
        Net periodic pension cost               $ 253,126  $   333,624
        ---------------------------------------------------------------

Assumptions used to determine benefit obligations and costs are:

                                                       2004  2003
                                                       ----  ----
              Discount rate                            5.75% 6.25%
              Expected long-term return on plan assets 8.00% 8.00%
              Rate of compensation increase            7.00% 7.00%

The assumption for the expected long-term return on plan assets is based on the actual long-term historical returns realized by the plan assets, weighted according to the current asset mix.

The asset allocations at December 31, 2004 and 2003, by asset category are as follows:

                                                       2004 2003
                                                       ---- ----
               Asset Category
               Equity Securities & Equity Mutual Funds  71%  72%
               Fixed Income Mutual Funds                25%  27%
               Cash                                      4%   1%

Equity securities include The Adams Express Company Common Stock in the amount of $610,779 (6% of total plan assets) and $546,226 (6% of total plan assets) at December 31, 2004, and 2003, respectively.

The primary objective of the Company's pension plan is to provide capital appreciation, current income, and preservation of capital through a portfolio of stocks and fixed income securities. The equity portion of the portfolio may range from 50% to 75% of total portfolio assets. The fixed income portion of the portfolio may range from 25% to 50% of total portfolio assets and cash may range from 0% to 25% of total portfolio assets. Subject to these allocation ranges, the portfolio may be invested in any of the following securities: common stocks, preferred stocks, American Depository Receipts, foreign securities, mutual funds, convertible securities, municipal bonds, corporate bonds, US government securities, and US government agency securities.

The Company's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company anticipates making contributions in the amount of $18,844 to the plans in 2005.

The following benefit payments, which reflect expected future service, are expected to be paid:


                               -        Pension Benefits
                                        ----------------
                        2005               $  221,384
                        2006                  359,677
                        2007                  346,954
                        2008                  574,213
                        2009                  559,173
                        Years 2010-2014     3,024,691

The Company also sponsors a defined contribution plan that covers substantially all employees. The Company expensed contributions of $147,811 and $147,466 for the years ended December 31, 2004 and December 31, 2003, respectively. The Company does not provide postretirement medical benefits.

6. Expenses

The amount of accrued expenses at December 31, 2004 for employees and former employees of the Company was $3,231,380. Aggregate remuneration paid or accrued during the year ended December 31, 2004 to key employees and directors amounted to $2,653,834.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. At December 31, 2004, the Company had securities on loan of $66,820,080, and held collateral of $69,026,966, consisting of noncash collateral of $8,783,225 in U.S. treasury obligations and cash collateral of $60,243,741 invested in a money market fund, certificates of deposit, and commercial paper.

                                                                             11

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                            Year Ended December 31
                                            ------------------------------------------------------
                                               2004       2003       2002       2001       2000
--------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year            $14.36     $12.12     $16.05     $23.72     $26.85
--------------------------------------------------------------------------------------------------
    Net investment income                        0.23*       0.19       0.20       0.26       0.26
    Net realized gains and change
      in unrealized appreciation                  1.39       2.85     (3.38)     (6.21)     (1.51)
--------------------------------------------------------------------------------------------------
  Total from investment operations                1.62       3.04     (3.18)     (5.95)     (1.25)
--------------------------------------------------------------------------------------------------
  Less distributions
    Dividends from net investment income        (0.24)     (0.17)     (0.19)     (0.26)     (0.22)
    Distributions from net realized gains       (0.66)     (0.61)     (0.57)     (1.39)     (1.63)
--------------------------------------------------------------------------------------------------
  Total distributions                           (0.90)     (0.78)     (0.76)     (1.65)     (1.85)
--------------------------------------------------------------------------------------------------
    Capital share repurchases                     0.02       0.04       0.05       0.04       0.10
    Reinvestment of distributions               (0.06)     (0.06)     (0.04)     (0.11)     (0.13)
--------------------------------------------------------------------------------------------------
  Total capital share transactions              (0.04)     (0.02)       0.01     (0.07)     (0.03)
--------------------------------------------------------------------------------------------------
  Net asset value, end of year                  $15.04     $14.36     $12.12     $16.05     $23.72
--------------------------------------------------------------------------------------------------
  Per share market price, end of year           $13.12     $12.41     $10.57     $14.22     $21.00
--------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                          13.2%      25.2%    (20.6)%    (24.7)%       1.7%
  Based on net asset value                       12.1%      26.3%    (19.4)%    (24.7)%     (4.3)%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)        $1,295,549 $1,218,862 $1,024,810 $1,368,366 $1,951,563
  Ratio of expenses to average net assets        0.43%      0.47%      0.34%      0.19%      0.24%
  Ratio of net investment income to
    average net assets                           1.54%      1.45%      1.42%      1.33%      0.97%
  Portfolio turnover                            13.43%     12.74%     17.93%     19.15%     12.74%
  Number of shares outstanding at
    end of year (in 000's)                      86,135     84,886     84,536     85,233     82,292
--------------------------------------------------------------------------------------------------

* In 2004 the Fund received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.

12

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2004

                                                    Shares    Value (A)
      -------------------------------------------------------------------
      Stocks and Convertible Securities -- 97.0%
        Consumer -- 15.0%
          Consumer Discretionary -- 8.2%
          BJ's Wholesale Club, Inc. (B)...........   500,000 $ 14,565,000
          Brinker International Inc. (B)..........   400,000   14,028,000
          Clear Channel Communications Inc........   300,000   10,047,000
          Gannett Co., Inc........................    87,500    7,148,750
          Mattel, Inc.............................   575,000   11,206,750
          Newell Rubbermaid Inc. (C)..............   515,000   12,457,850
          Ryland Group Inc........................   220,000   12,658,800
          Target Corp.............................   460,000   23,887,800
                                                             ------------
                                                              105,999,950
                                                             ------------
          Consumer Staples -- 6.8%
          Coca-Cola Co............................   200,000    8,326,000
          Dean Foods Co. (B)......................   506,600   16,692,470
          PepsiCo, Inc............................   440,000   22,968,000
          Procter & Gamble Co.....................   340,000   18,727,200
          Safeway, Inc. (B).......................   423,000    8,350,020
          Unilever plc ADR (C)....................   345,000   13,634,400
                                                             ------------
                                                               88,698,090
                                                             ------------
        Energy -- 9.0%
          BP plc ADR..............................   270,000   15,768,001
          ConocoPhillips..........................   200,000   17,366,000
          Exxon Mobil Corp........................   130,000    6,663,800
          Murphy Oil Corp.........................   155,300   12,493,885
          Petroleum & Resources Corporation (D)... 1,985,996   51,198,990
          Schlumberger Ltd. (C)...................   190,000   12,720,500
                                                             ------------
                                                              116,211,176
                                                             ------------
        Financial -- 17.7%
          Banking -- 11.5%
          Bank of America Corp....................   440,000   20,675,600
          Compass Bancshares Inc..................   300,000   14,601,000
          Fifth Third Bancorp.....................   200,000    9,456,000
          Investors Financial Services Corp. (C)..   400,000   19,992,000
          North Fork Bancorporation, Inc..........   450,000   12,982,500
          Provident Bankshares Corp...............   335,021   12,184,731
          Wachovia Corp...........................   370,000   19,462,000
          Wells Fargo & Co........................   400,000   24,860,000
          Wilmington Trust Corp. (C)..............   420,000   15,183,000
                                                             ------------
                                                              149,396,831
                                                             ------------
          Insurance -- 6.2%
          AMBAC Financial Group, Inc..............   380,000   31,209,400
          American International Group, Inc.......   738,675   48,508,788
                                                             ------------
                                                               79,718,188
                                                             ------------

                                                                             13

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2004


                                                     Shares    Value (A)
     ---------------------------------------------------------------------
       Health Care -- 12.5%
         Abbott Laboratories.......................   350,000 $ 16,327,500
         Bristol-Myers Squibb Co...................   345,000    8,838,900
         Enzon Pharmaceuticals, Inc. (B) (C).......    67,088      920,447
         Genentech, Inc. (B) (C)...................   250,000   13,610,000
         HCA Inc. (C)..............................   450,000   17,982,000
         Johnson & Johnson.........................   265,000   16,806,300
         Laboratory Corp. of America Holdings (B)..   250,000   12,455,000
         MedImmune, Inc. (C).......................   225,000    6,099,750
         Medtronic Inc.............................   310,000   15,397,700
         Pfizer Inc................................ 1,120,000   30,116,800
         Wyeth Co..................................   325,000   13,841,750
         Zimmer Holdings Inc. (B)..................   125,000   10,015,000
                                                              ------------
                                                               162,411,147
                                                              ------------
       Industrials -- 11.6%
         Canadian National Railway Co..............   255,000   15,618,750
         Donnelley (R.R.) & Sons Co................   300,000   10,587,000
         Emerson Electric Co.......................   200,000   14,020,000
         General Electric Co....................... 1,487,700   54,301,050
         Illinois Tool Works Inc...................   125,000   11,585,000
         Parker-Hannifin Corp......................    55,000    4,165,700
         3M Co.....................................   160,000   13,131,200
         United Parcel Service, Inc................    80,000    6,836,800
         United Technologies Corp..................   200,000   20,670,000
                                                              ------------
                                                               150,915,500
                                                              ------------
       Information Technology -- 14.8%
         Communication Equipment -- 2.7%
         Avaya Inc. (B)............................   600,000   10,320,000
         Corning Inc. (B).......................... 1,170,000   13,770,900
         Lucent Technologies Inc. (B) (C).......... 2,820,000   10,603,200
                                                              ------------
                                                                34,694,100
                                                              ------------
         Computer Related -- 9.2%
         BEA Systems Inc. (B)......................   800,000    7,088,000
         BMC Software Inc. (B).....................    70,000    1,302,000
         Cisco Systems, Inc. (B)................... 1,200,000   23,160,000
         Dell Inc. (B).............................   400,000   16,856,000
         Diamondcluster International Inc. (B).....   497,500    7,129,175
         Microsoft Corp............................   800,000   21,368,000
         Oracle Corp. (B)..........................   880,000   12,073,600
         Sapient Corp. (B)......................... 1,150,000    9,096,500
         Siebel Systems Inc. (B)...................   800,000    8,400,000
         Sun Microsystems, Inc. (B)................   515,000    2,770,700
         Symantec Corp. (B)........................   400,000   10,304,000
                                                              ------------
                                                               119,547,975
                                                              ------------
         Electronics -- 2.9%
         Cree, Inc. (B) (C)........................   500,000   20,040,000
         Intel Corp................................   310,000    7,250,900
         Solectron Corp. (B)....................... 1,850,000    9,860,500
                                                              ------------
                                                                37,151,400
                                                              ------------

14

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2004

                                                   Shares    Value (A)
       ------------------------------------------------------------------
         Materials -- 5.5%
           Air Products and Chemicals, Inc........ 250,000 $   14,492,500
           duPont (E.I.) de Nemours and Co........ 400,000     19,620,000
           Martin Marietta Materials, Inc......... 133,600      7,168,976
           Rohm & Haas Co. (C).................... 400,000     17,692,000
           Smurfit-Stone Container Corp. (B) (C).. 650,000     12,142,000
                                                           --------------
                                                               71,115,476
                                                           --------------
         Telecom Services -- 4.2%
           Alltel Corp............................ 350,000     20,566,000
           BellSouth Corp......................... 200,000      5,558,000
           SBC Communications Inc................. 595,000     15,333,150
           Vodafone Group plc ADS................. 492,613     13,487,758
                                                           --------------
                                                               54,944,908
                                                           --------------
         Utilities -- 6.7%
           Aqua America, Inc. (C)................. 900,000     22,131,000
           Black Hills Corp....................... 245,000      7,516,600
           CINergy Corp. (C)...................... 300,000     12,489,000
           Duke Energy Corp....................... 611,560     15,490,815
           Keyspan Corp........................... 336,100     13,259,145
           MDU Resources Group, Inc............... 575,000     15,341,000
                                                           --------------
                                                               86,227,560
                                                           --------------
         Total Stocks and Convertible Securities
           (Cost $913,193,345) (E)................         $1,257,032,301
                                                           --------------

                                                                             15

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2004



                                                                         Prin. Amt.     Value (A)
----------------------------------------------------------------------------------------------------
  Short-Term Investments -- 2.6%
    U.S. Government Obligations -- 1.5%
    U.S. Treasury Bills, 2.00%, due 2/17/05............................. $20,000,000 $   19,947,778
                                                                                     --------------
    Commercial Paper -- 1.1%
    AIG Funding Inc., 2.23%, due 1/11/05................................   1,970,000      1,968,780
    American General Finance, Inc., 2.27%, due 1/4/05...................   5,000,000      4,999,054
    Toyota Motor Credit Corp., 2.22%, due 1/6/05........................   7,000,000      6,997,841
                                                                                     --------------
                                                                                         13,965,675
                                                                                     --------------
  Total Short-Term Investments
    (Cost $33,913,453)..................................................                 33,913,453
                                                                                     --------------
  Securities Lending Collateral -- 4.7%
    Money Market Fund
    BNY Institutional Cash Reserves Fund, 2.35%, due 1/3/05.............                 29,041,898
                                                                                     --------------
    Certificates of Deposit
    Wells Fargo Bank, 2.35%, due 1/28/05................................                  1,500,392
                                                                                     --------------
    Commercial Paper
    Amsterdam Funding, 2.36%, due 1/25/05...............................                  2,994,669
    Bank of Ireland, 2.35%, due 1/12/05.................................                  2,248,384
    Clipper Receivables Corp., 2.36%, due 1/28/05.......................                  2,994,075
    Corp. Asset SEC Australia, 2.39%, due 1/18/05.......................                  1,997,416
    Fairway Finance Corp., 2.36%, due 1/20/05...........................                  2,995,656
    Ivory Funding Corp., 2.36%, due 1/25/05.............................                  1,497,335
    Kitty Hawk Funding Corp., 2.35%, due 1/21/05........................                  1,497,729
    Liberty Street Funding Corp., 2.36%, due 1/28/05....................                  1,247,531
    Mane Funding Corp., 2.36%, due 1/20/05..............................                  2,995,731
    Nieuw Amsterdam, 2.37%, due 2/1/05..................................                  2,494,380
    Surrey Funding Corp., 2.35%, due 1/26/05............................                  1,247,696
    Three Pillars Funding Inc., 2.35%, due 1/26/05......................                    998,157
    Tulip Funding, 2.35%, due 1/20/05...................................                  1,497,828
    Windmill Funding Corp., 2.36%, due 1/24/05..........................                  2,994,864
                                                                                     --------------
                                                                                         29,701,451
                                                                                     --------------
  Total Securities Lending Collateral
    (Cost $60,243,741)..................................................                 60,243,741
                                                                                     --------------
  Total Investments -- 104.3%
    (Cost $1,007,350,539)...............................................              1,351,189,495
      Cash, receivables and other assets, less liabilities -- (4.3)%....                (55,640,595)
                                                                                     --------------
  Net Assets -- 100.0%..................................................             $1,295,548,900

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying.
(C) All or a portion of these securities are on loan. See Note 7 to Financial Statements.
(D) Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E) The aggregate market value of stocks held in escrow at December 31, 2004 covering open call option contracts written was $21,206,350. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $11,858,438.

16

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2004



  Contracts                                              Contract
 (100 shares                                      Strike Expiration  Appreciation/
    each)                  Security               Price   Date       (Depreciation)
 ----------------------------------------------------------------------------------

                         COVERED CALLS
     150     AMBAC Financial Group, Inc.......... $ 80   Jan   05      $ (31,950)
     250     AMBAC Financial Group, Inc..........  85    Feb   05         (7,841)
     200     American International Group Inc....  70    Feb   05          9,399
     250     American International Group Inc....  80    Feb   05         24,399
     200     American International Group Inc....  70    May   05        (12,801)
     200     Brinker International Inc...........  40    Jan   05         17,299
     100     ConocoPhillips......................  80    Jan   05        (56,300)
     200     Cree, Inc...........................  45    Mar   05        (18,801)
     100     Illinois Tool Works Inc.............  105   Mar   05          6,600
     150     Investors Financial Services Corp...  50    Jan   05          8,549
     200     Keyspan Corp........................  40    Feb   05          8,954
     100     Laboratory Corp. of America Holdings  45    Jan   05        (41,675)
     200     Parker-Hannifin Corp................  65    Feb   05       (211,350)
     200     Ryland Group Inc.................... 52.50  Jan   05        (89,801)
     200     Symantec Corp....................... 27.50  Jan   05          4,700
     300     Symantec Corp....................... 32.50  Apr   05           (581)
     250     Target Corp.........................  55    Apr   05          1,499
     150     3M Co...............................  90    Jan   05         16,650
     100     United Technologies Corp............  110   Feb   05          3,700
     100     Zimmer Holdings Inc.................  90    Mar   05          3,700
    -----                                                              ---------
   3,600                                                               $(365,651)
    -----                                                              ---------

                      COLLATERALIZED PUTS
     250     Bunge Ltd...........................  50    Apr   05          5,499
     250     Investors Financial Services Corp...  30    Jan   05         23,099
     120     Martin Marietta Materials, Inc......  45    Jul   05            390
      85     Martin Marietta Materials, Inc......  45    Apr   05          4,420
     150     Medtronic Inc.......................  45    Feb   05          9,300
     200     Murphy Oil Corp.....................  60    Jan   05         22,199
     175     Murphy Oil Corp.....................  65    Jan   05         17,003
     375     North Fork Bancorporation, Inc...... 26.63  Feb   05         11,800
     200     Ryland Group Inc....................  30    Jan   05         18,700
     150     Schlumberger Ltd....................  50    Jan   05         14,550
     100     Target Corp.........................  35    Jan   05          9,200
     100     United Parcel Service, Inc..........  65    Jan   05         10,700
     150     United Parcel Service, Inc..........  65    Jan   05         13,050
     250     Wachovia Corp.......................  40    Jan   05         19,500
     100     Zimmer Holdings Inc.................  60    Mar   05         17,700
    -----                                                              ---------
   2,655                                                                 197,107
    -----                                                              ---------
                                                                       $(168,544)
                                                                       =========

                                                                             17

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 13, 2005


                           -------------------------

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                   Dividends  Distributions
                                                    From Net    From Net
                                        Net Asset  Investment   Realized
               Value Of       Shares      Value      Income       Gains
    Dec. 31   Net Assets   Outstanding* Per Share* Per Share*  Per Share*
    -----------------------------------------------------------------------
     1990   $  529,482,769  47,219,010    $11.21      $.44        $ .71
     1991      661,895,779  49,121,246     13.47       .36          .73
     1992      696,924,779  51,039,938     13.65       .31          .77
     1993      840,610,252  63,746,498     13.19       .30          .79
     1994      798,297,600  66,584,985     11.99       .33          .73
     1995      986,230,914  69,248,276     14.24       .35          .76
     1996    1,138,760,396  72,054,792     15.80       .35          .80
     1997    1,424,170,425  74,923,859     19.01       .29         1.01
     1998    1,688,080,336  77,814,977     21.69       .30         1.10
     1999    2,170,801,875  80,842,241     26.85       .26         1.37
     2000    1,951,562,978  82,292,262     23.72       .22         1.63
     2001    1,368,366,316  85,233,262     16.05       .26         1.39
     2002    1,024,810,092  84,536,250     12.12       .19          .57
     2003    1,218,862,456  84,886,412     14.36       .17          .61
     2004    1,295,548,900  86,135,292     15.04       .24          .66

--------
* Adjusted to reflect the 3-for-2 stock split effected in October 2000.

18

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2004
                                  (unaudited)


                                                       Principal Amount or Shares
                                               ------------------------------------------
                                                                                Held
                                                 Additions    Reductions    Dec. 31, 2004
                                               ---------     ----------     -------------
Clear Channel Communications Inc..............   95,000                         300,000
Martin Marietta Materials, Inc................  133,600                         133,600
Murphy Oil Corp...............................  155,300                         155,300
North Fork Bancorporation, Inc................  450,000/(1)/                    450,000
Pfizer Inc....................................   20,000                       1,120,000
Ryland Group Inc..............................  155,000/(2)/                    220,000
Symantec Corp.................................  229,291/(3)/    44,291          400,000
Unilever plc ADR..............................   45,000                         345,000
Zimmer Holdings Inc...........................   15,000                         125,000
AMBAC Financial Group, Inc....................                  10,000          380,000
BellSouth Corp................................                 115,000          200,000
BMC Software Inc..............................                 240,000           70,000
Donnelley (R.R.) & Sons Co....................                  55,000          300,000
Enzon Pharmaceuticals, Inc....................                  32,912           67,088
Hershey Foods Corp............................                 140,000               --
Illinois Tool Works Inc.......................                  10,000          125,000
Investors Financial Services Corp.............                  30,000          400,000
Keyspan Corp..................................                  63,900          336,100
Laboratory Corp. of America Holdings..........                  50,000          250,000
Parker-Hannifin Corp..........................                 170,000           55,000
Symantec Corp. 3.00% Conv. Sub. Notes due 2006                $500,000/(3)/          --
3M Co.........................................                   5,000          160,000
United Technologies Corp......................                  65,000          200,000

--------
(1) Received 125,100 shares by stock split.
(2) Received 110,000 shares by stock split.
(3) Converted Symantec Corp. 3.00% Conv. Sub. Notes due 2006 into 29,291 common shares of Symantec Corp. Received 200,000 shares by stock split.
                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
                 Custodian of Securities: The Bank of New York

                                                                             19

                               OTHER INFORMATION
--------------------------------------------------------------------------------



Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov. The Company's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts its Forms N-Q on its website at: www.adamsexpress.com. under the heading "Financial Reports".

Annual Certification
The Company's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 are available (i) without charge, upon request, by calling the Company's toll free number at
(800) 638-2479; (ii) on the Company's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at http//www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

Privacy Policy
In order to conduct its business, The Adams Express Company collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.


 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

20

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange and the Pacific Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 22).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams Express daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 22. At this time, AST does not offer direct deposit of your year-end distribution checks. We have been advised by AST that it will be able to offer this service for the 2005 year-end distribution.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

                                                                             21

               SHAREHOLDER INFORMATION AND SERVICES (CONTINUED)
--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.


         Initial Enrollment and
          Optional Cash Investments
           Service Fee                            $2.50 per investment
           Brokerage Commission                        $0.05 per share

         Reinvestment of Dividends*
           Service Fee                           2% of amount invested
                                   (maximum of $2.50 per investment)
           Brokerage Commission                        $0.05 per share

         Sale of Shares
           Service Fee                                          $10.00
           Brokerage Commission                        $0.05 per share

         Deposit of Certificates for safekeeping                 $7.50
         Book to Book Transfers                               Included
         To transfer shares to another participant or to a new
         participant

         Fees are subject to change at any time.

              Minimum and Maximum Cash Investments
              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-registered Shareholders

For shareholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                  The Company
                           The Adams Express Company
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (877) 260-8188
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                              New York, NY 10269
                         Website: www.InvestPower.com
                         E-mail: info@InvestPower.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

22

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------


                                                                                     Number of
                                                                                     portfolios
                                                                                     in fund
                          Position  Term   Length                                    complex
Personal                  held with of     of time Principal Occupations             overseen    Other
Information               the fund  office served  during the last 5 years           by director directorships
-------------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.  Director   One    Since  Professor of Finance and              Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1983   Economics, formerly Vice Dean                 Resources Corporation and
 Suite 1140                                        of Academic Affairs of the                    Credit Suisse Asset
 Baltimore, MD 21202                               Graduate School of Business,                  Management Funds (8 funds)
 Age 63                                            Columbia University.                          (investment companies).
-------------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno       Director   One    Since  President & CEO of International      Two     Director of Petroleum &
 7 St. Paul Street,                  Year   Nov.   Trade Solutions, Inc.                         Resources Corporation
 Suite 1140                                 2003   (consultants). Formerly,                      (investment company), Borg-
 Baltimore, MD 21202                               President of Columbia College,                Warner Inc. (industrial),
 Age 61                                            Columbia, South Carolina, and                 Mohawk Industries, Inc.
                                                   Vice President of Warnaco Inc.                (carpets and flooring). The
                                                   (apparel).                                    Canadian-American Business
                                                                                                 Council, and Board of Advisors
                                                                                                 for APTE, Inc. (software).
-------------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson        Director   One    Since  Chairman, The National YMCA           Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1982   Fund Inc. Retired Executive Vice              Resources Corporation
 Suite 1140                                        President of NYNEX Corp.,                     (investment company).
 Baltimore, MD 21202                               (communications), Retired
 Age 80                                            Chairman of The Board of both
                                                   NYNEX Information Resources
                                                   Co. and NYNEX Mobile
                                                   Communications Co. Previously
                                                   Executive Vice President and
                                                   Director of New York Telephone
                                                   Company.
-------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh         Director   One    Since  Financial Advisor, Chairman of        Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1968   the Board, Photonics Product                  Resources Corporation and
 Suite 1140                                        Group (crystals). Formerly                    Cornerstone Funds, Inc. (3
 Baltimore, MD 21202                               Chairman of the Board and CEO                 funds) (investment
 Age 86                                            of Greiner Engineering Inc.                   companies).
                                                   (formerly Systems Planning
                                                   Corp.) (consultants). Formerly
                                                   Treasurer and Chief Investment
                                                   Officer of the Ford Foundation
                                                   (charitable foundation).
-------------------------------------------------------------------------------------------------------------------------------
 W. D. MacCallan          Director   One    Since  Retired Chairman of the Board         Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1971   and CEO of the Company (since                 Resources Corporation
 Suite 1140                                        1991) and Petroleum &                         (investment company).
 Baltimore, MD 21202                               Resources Corporation (since
 Age 77                                            1991). Formerly consultant to the
                                                   Company and Petroleum &
                                                   Resources Corporation.
-------------------------------------------------------------------------------------------------------------------------------
 Kathleen T. McGahran,    Director   One    Since  Principal & Director of Pelham        Two     Director of Petroleum &
 Ph.D., J.D., C.P.A.                 Year   Nov.   Associates, Inc. (executive                   Resources Corporation
 7 St. Paul Street,                         2003   education). Adjunct Associate                 (investment company).
 Suite 1140                                        Professor, Columbia Executive
 Baltimore, MD 21202                               Education, Graduate School of
 Age 54                                            Business, Columbia University.
                                                   Formerly Associate Dean and
                                                   Director of Executive Education,
                                                   and Associate Professor,
                                                   Columbia University.
-------------------------------------------------------------------------------------------------------------------------------
 W. Perry Neff, J.D.      Director   One    Since  Private Financial Consultant.         Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1987   Retired Executive Vice President              Resources Corporation
 Suite 1140                                        of Chemical Bank.                             (investment company).
 Baltimore, MD 21202
 Age 77
-------------------------------------------------------------------------------------------------------------------------------

                                                                             23

                        BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                    Number of
                                                                                    portfolios
                                                                                    in fund
                         Position  Term   Length                                    complex
Personal                 held with of     of time  Principal Occupations            overseen    Other
Information              the fund  office served   during the last 5 years          by director directorships
------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Landon Peters           Director   One   Since    Private Investor. Former             Two     Director of Petroleum &
 7 St. Paul Street,                 Year  1974     Investment Manager, YMCA                     Resources Corporation
 Suite 1140                                        Retirement Fund. Formerly                    (investment company).
 Baltimore, MD 21202                               Executive Vice President and
 Age 74                                            Treasurer and prior thereto
                                                   Senior Vice President and
                                                   Treasurer of The Bank of New
                                                   York.
------------------------------------------------------------------------------------------------------------------------
 John J. Roberts         Director   One   Since    Senior Advisor, formerly Vice-       Two     Director of Petroleum &
 7 St. Paul Street,                 Year  1976     Chairman External Affairs,                   Resources Corporation
 Suite 1140                                        American International Group,                (investment company) and
 Baltimore, MD 21202                               Inc. (insurance). Formerly                   Honorary Director of
 Age 82                                            Chairman and CEO of American                 American International
                                                   International Underwriters                   Group, Inc.
                                                   Corporation. Previously
                                                   President of American
                                                   International Underwriters
                                                   Corporation-U.S./ Overseas
                                                   Operations.
------------------------------------------------------------------------------------------------------------------------
 Susan C. Schwab, Ph.D.  Director   One   Since    President/CEO, University            Two     Director of Petroleum &
 7 St. Paul Street,                 Year  2000     System of Maryland Foundation.               Resources Corporation
 Suite 1140                                        Former Dean, School of Public                (investment company) and
 Baltimore, MD 21202                               Policy at the University of                  Calpine Corp. (energy).
 Age 49                                            Maryland, College Park.
                                                   Previously Director of Corporate
                                                   Business Development at
                                                   Motorola, Inc. (electronics).
------------------------------------------------------------------------------------------------------------------------
 Robert J. M. Wilson     Director   One   Since    Retired President of the             Two     Director of Petroleum &
 7 St. Paul Street,                 Year  1975     Company (since 1986) and                     Resources Corporation
 Suite 1140                                        retired President of Petroleum &             (investment company).
 Baltimore, MD 21202                               Resources Corporation (since
 Age 84                                            1986).
------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober         Director,  One   Director Chairman & CEO of the                Two     Director of Petroleum &
 7 St. Paul Street,      Chairman   Year  Since    Company and Petroleum &                      Resources Corporation
 Suite 1140              and              1989;    Resources Corporation.                       (investment company).
 Baltimore, MD 21202     CEO              Chairman
 Age 58                                   of the
                                          Board
                                          Since
                                          1991
------------------------------------------------------------------------------------------------------------------------

24

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------

                              Board Of Directors

             Enrique R. Arzac/(1)(2) /  W. Perry Neff/(2)(4)/

             Phyllis O. Bonanno/(1)(3)/ Douglas G. Ober/(1)/

             Daniel E. Emerson/(1)(3) / Landon Peters/(2)(3)/

             Thomas H. Lenagh/(1)(4) /  John J. Roberts/(1)/

             W.D. MacCallan/(3)(4) /    Susan C. Schwab/(2)(4)/

             Kathleen T.                Robert J.M. Wilson/(1)(3)/
               McGahran/(2)(4)/

                       --------
                     /(1)/ Member of Executive Committee
                     /(2)/ Member of Audit Committee
                     /(3)/ Member of Compensation Committee
                     /(4)/ Member of Retirement Benefits Committee


                                   Officers

             Douglas G. Ober            Chairman and Chief
                                          Executive Officer

             Joseph M. Truta            President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             Stephen E. Kohler          Vice President -- Research

             D. Cotton Swindell         Vice President -- Research

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer. The code of ethics is available on registrant's website at: www.adamsexpress.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit  Committee  Financial  Expert.

The board of directors has determined that at least one of the members of registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The two directors on the registrant's audit committee whom the board of directors has determined meet such definition are Enrique R. Arzac and Kathleen T. McGahran, both of whom are independent pursuant to paragraph (a)(2) of this Item.

Item 4.  Principal  Accountant  Fees  and  Services.

  (a)  Audit Fees. The aggregate fees billed for professional
     services   rendered   by   its  independent   auditors,
     PricewaterhouseCoopers LLP, for the audits of the Companys annual and semi-annual financial statements for 2004 and 2003 were $54,712 and $54,007, respectively.

  (b) Audit Related Fees. There were no audit-related fees in 2004 and 2003.

  (c) Tax Fees. The aggregate fees billed to registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2004 and 2003 were $9,950 and $8,255, respectively.

  (d) All Other Fees. The aggregate fees billed to registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2004 and 2003 was $0.

  (e)   (1) Audit Committee Pre-Approval Policy. As of 2004,
     all   services  to  be  performed  for  registrant   by
     PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2004 were pre-approved by the committee.

        (2) Not applicable.

  (f)  Not applicable.

  (g) The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit professional services rendered to registrant for 2004 and 2003 were $9,950 and $8,255, respectively.

  (h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLPs independence.

Item 5. Audit Committee of Listed registrant's.

      (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, chairman, Kathleen T. McGahran, W. Perry Neff, Landon Peters and Susan C. Schwab.

      (B) Not applicable.

Item 6. Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES & PROCEDURES

The  Adams  Express  Company (Adams)  follows  long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the companys management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies managements, we give significant weight to the recommendations of the companys management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio companys management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with
the  recommendations of the companys management.   When  we
believe that the managements recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio  company   managements
recommendation are:

Stock Options
Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the companys overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the companys stock.

Corporate Control/ Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. Staggered boards are used to help create a roadblock to a possible takeover of a company or to entrench incumbent management and board. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a companys charter that can be characterized as anti-takeover provisions. For example, we generally vote in favor of stockholder proposals to rescind or require a stockholder vote on anti-takeover provisions such as poison pills and the like.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the companys management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded managements position is
reasonable   and   vote  in  accordance  with   managements
recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment
Companies.

This disclosure requirement, which is effective for annual reports for fiscal years ending on or after December 31, 2005, is not applicable to Registrant at this time.

Item   9.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jul. 2004   166,000    $ 12.45     166,000     3,468,847
Aug. 2004   261,800    $ 12.33     261,800     3,207,047
Sep. 2004   249,150    $ 12.76     249,150     2,957,897
Oct. 2004   239,500    $ 12.95     239,500     2,718,397
Nov 2004     43,100    $ 13.34      43,100     2,675,297
Dec 2004     59,200    $ 13.05      59,200     4,113,253
--------   ---------  ---------   ---------    ---------
Total     1,018,750(1) $ 12.69   1,018,750(2)  4,113,253(2)


(1) There were no shares purchased other than through a publicly announced plan or program.
(2.a) The Plan was announced on December 11, 2003 and was reapproved on December 9, 2004.
(2.b) The share amount approved in 2003 was 5% of outstanding shares, or approximately 4,112,647 shares, and in 2004 was 5% of outstanding shares, or approximately 4,172,453 shares.
(2.c) The Plan will expire on or about December 9, 2005.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 11, 2005, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the
effectiveness   of  registrant's  disclosure   controls   and
procedures.   Based  on  that  evaluation,  the  registrant's
officers, including the PEO and PFO, concluded that, as of February 11, 2005, the registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
1940   (17   CFR  270.30a-3(d))  that  occurred  during  the
registrant's  last  fiscal  half-year  that  has   materially
affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See registrant's response to Item 2, above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       THE ADAMS EXPRESS COMPANY

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 11, 2005


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 11, 2005